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EX-99.906CERT

SECTION 906 CERTIFICATIONS

Exhibit 10(b)

          Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the attached report of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), on Form N-CSR (the "N-CSR"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The N-CSR fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 5, 2003                /s/ Robert F. Birch
      -------------------               -----------------------------------
                                        Robert F. Birch
                                        President and Director
                                        Chief Executive Officer


Dated: September 5, 2003                /s/ Ellen E. Terry
      -------------------               -----------------------------------
                                        Ellen E. Terry
                                        Vice President and Treasurer
                                        Chief Financial Officer